UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): August 31, 2021

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2021, on August 25, 2021, VAALCO Gabon, SA (“VAALCO Gabon”) a wholly owned subsidiary of VAALCO Energy, Inc. (the “Company”), entered into a binding letter of intent (“LOI”) with World Carrier Offshore Services Corp. (“World Carrier”), to provide and operate a Floating Storage and Offloading (“FSO”) unit at the Company’s Etame Marin field offshore Gabon upon the expiration of the Company’s current Floating Production, Storage and Offloading contract in September 2022. The obligations under the LOI were conditioned upon the receipt of written approval to the entry into the Bareboat Charter and Operating Agreement (the “FSO Agreements”) by the Company’s co-venturers (the Company, collectively with the co-venturers, the “Etame Parties”, and such condition of approval by the Etame Parties, the “Escrow Condition”).

On August 31, 2021, the FSO Agreements came into full force and effect as a result of the satisfaction of the Escrow Condition. In addition, as a condition for World Carrier’s obligation to provide services under each of the FSO Agreements, the Company executed guarantees related to certain portions of VAALCO Gabon’s obligations under each agreement based on the Company’s participating interest in the Etame field of 63.575%. A description of the material terms and conditions of the FSO Agreements was previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2021 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On August 31, 2021, the Company issued a press release announcing the satisfaction of the conditions precedent and entry into the previously announced FSO Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Current Report (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 31, 2021, issued by VAALCO Energy, Inc. (furnished herewith pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: August 31, 2021
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller